SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2004
                                                -----------------


                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                 22-0743290
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

 Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ      08875-6707
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                                                     Page 2 of 6




                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                            PAGE
                                                                            ----

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION                     3

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION            3
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS                                 3



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                                                                     Page 3 of 6




Item 2.02. Result of Operations and Financial Condition

     On October 22, 2004, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     On October 21, 2004, the Company's Board of Directors expanded the size of the Board from seven members to nine and appointed two new independent directors, Ms. Barbara L. Collins and Mr. Paul H. Einhorn. Ms. Collins will serve on the Compensation Committee. Mr. Einhorn will serve as Chairman of the Audit Committee and as a member of the Nominating Committee and the Compensation Committee. Both of these newly appointed directors will be submitted to the stockholders for election at the 2004 Annual Meeting of Stockholders.

     There are no arrangements or understandings between either of the new directors and any other person, pursuant to which such director was selected as a director. There have been no transactions between the Company and any entity in which either of the new directors has had a material interest.

Item 9.  Financial Statements and Exhibits

          a)   Financial Statements: None.

          b)   Pro Forma Financial Information: None.

          c)   Exhibits:

     99.a) Ronson Corporation Press Release dated October 22, 2004, "Ronson Reports Sales and Earnings in the Third Quarter and Nine Months 2004".




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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        -------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  October 27, 2004